UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 19, 2019

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1001 Research Park Blvd., Suite 100

Charlottesville, Virginia 22911

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ

Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.	Shareholder Director Nominations.

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01.	Other Events.

2019 Annual Meeting

On June 19, 2019, the Board of Directors (the “Board”) of Adial Pharmaceuticals, Inc. (the “Company”) determined that its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) will be held on August 16, 2019, beginning at 9:00 a.m. Eastern Time, at the Company’s office located at 1001 Research Park Blvd., Suite 100, Charlottesville, Virginia 22911. Stockholders of record of the Company’s common stock at the close of business on Tuesday, June 25, 2019, the record date for the 2019 Annual Meeting, will be entitled to notice of, and to vote at, the 2019 Annual Meeting.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), because the Company did not hold an Annual Meeting of Stockholders in 2018, the Company is required set a deadline for the receipt of stockholder proposals for inclusion in the Company’s proxy materials for the 2019 Annual Meeting, which must be no later than a reasonable time before the Company begins to print and mail its proxy materials. In accordance with Rule 14a-8, the Company has set such deadline as 5:00 p.m. Eastern Time on Friday, June 28, 2019. Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Company’s proxy materials. Proposals of stockholders must also comply with rules of the Securities and Exchange (the “SEC”) regarding the inclusion of stockholder proposals in proxy materials and the Company may omit any proposal from its proxy materials that does not comply with the SEC’s rules.

In addition, in accordance with the Company’s Bylaws, in order for a stockholder to submit nominations for election to the Board and/or propose any other business at the 2019 Annual Meeting (other than proposals submitted for inclusion in Company’s proxy statement for the 2019 Annual Meeting pursuant to Rule 14a-8 as described above), a stockholder must provide written notice that is received by the Company’s Corporate Secretary at the address set forth herein no later than 5:00 p.m. Eastern Time on Friday, June 28, 2019, which is the tenth day following the date of this Current Report on Form 8-K.

All stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting must comply with applicable Delaware law, the rules and regulations promulgated by the SEC and the procedures set forth in the Company’s Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2019	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ William B. Stilley, III
	Name:	William B. Stilley
	Title:	President and Chief Executive Officer

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